UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 5, 2019

GENERATION ALPHA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53635	20-8609439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

853 Sandhill Avenue, Carson, California 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 998-8881

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2019, the Board of Directors (the “Board”) of Generation Alpha, Inc. (the “Company”) increased the number of directors and appointed Mr. David Lenigas as a director of the Company, effective immediately.

David Lenigas, age 57, is an experienced executive with significant global resources and corporate experience, having served as executive chairman, chairman, and non-executive director of many public listed companies in London, Canada, Johannesburg, and Australia. Mr. Lenigas currently serves as Executive Chairman of (i) AfriAg Global Plc, a NEX listed global food and logistics company, focused on the agricultural and medicinal cannabis sectors (since June 2016), and (ii) Doriemus Plc, an Australia Securities Exchange listed oil and gas company (since June 2016).

In addition, Mr. Lenigas currently serves on the board of (i) Clancy Exploration, an Australia Securities Exchange listed mining company (non-executive chairman since June 2017), (ii) Southern Hemisphere Mining Limited, an Australia Securities Exchange listed mining company (non-executive chairman since March 2017), (iii) Anglo African Agriculture Plc, a London Stock Exchange listed agricultural company (non-executive chairman since November 2016), (iv) LGC Capital Ltd., a TSX Venture Exchange listed cannabis investment company (co-chairman since July 2016), (v) Macarthur Minerals Limited, a TSX Venture Exchange listed mining company (director since July 2016), (vi) AMKI Investments Limited, a private investment company (director since March 2015), and (vii) Hampton Bay Capital Inc., a private capital pool company that has applied to be listed on the TSX Venture Exchange.

Mr. Lenigas has also previously served on the board of (i) Artemis Resources Limited, an Australian Securities Exchange listed mining company (executive chairman between November 2016 and February 2019), (ii) Auroch Minerals Limited, an Australian Securities Exchange listed mining company (non-executive director between November 2016 and June 2018), (iii) AfriAg Plc, a London AIM listed agriculture logistics company (executive chairman between November 2012 and December 2015), (iv) TravelWelcome Ltd., a private travel agency (director between October 2015 and July 2016), (v) Bacanora Minerals Limited, a London AIM and TSX Venture Exchange dual listed mining company (non-executive director between March 2015 and July 2016), (vi) Leni Gas Cuba Limited, a NEX listed business development company (executive chairman between April 2015 and July 2016), (vii) Evocutis Plc, a London AIM listed dermatology company (non-executive director between September 2014 and December 2015), (viii) Horse Hill Developments Ltd., a UK based private oil and gas exploration company (chairman between September 2015 and July 2015), (ix) Octagonal Plc, a London AIM listed investment and holding company (non-executive director between June 2014 and June 2015), (x) Inspirit Energy Holdings Plc, a London AIM listed energy company (non-executive chairman between August 2013 and December 2015), (xi) REM Mexico Limited, a private energy company (director between May 2013 and August 2018), (xii) Polemos Plc, a London AIM listed investment company (executive chairman between April 2013 and August 2014), (xiii) UK Oil and Gas Investments Plc, a London AIM listed oil and gas exploration company (executive chairman between November 2013 and July 2015), (xiv) Stellar Resources Plc, a London AIM listed exploration and development company (chairman between November 2011 and October 2014), and (xv) Rare Earth Minerals Plc, a London AIM listed minerals and metals investment company (chairman between January 2010 and December 2015).

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Mr Lenigas has a Bachelor of Applied Science (Mining Engineering) (Distinction) from Curtin University’s Kalgoorlie School of Mines and holds a Western Australian First Class Mine Manager’s Certificate of Competency.

Mr. Lenigas will hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified or until his earlier death, resignation or removal. The Board has determined that Mr. Lenigas satisfies the definition of “independent” director, including, without limitation, the applicable requirements of the NASDAQ Listing Rules and the Securities Exchange Act of 1934, as amended.

In connection with the appointment of Mr. Lenigas, the Company granted him 100,000 shares of common stock, which vested immediately.

There is no understanding or arrangement between Mr. Lenigas and any other person pursuant to which Mr. Lenigas was selected as a director. Mr. Lenigas does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Effective February 5, 2019, the Company and Mr. Lenigas entered into a consulting agreement (the “Consulting Agreement”), pursuant to which the Company shall pay Mr. Lenigas a monthly consulting fee of $13,000 per calendar month for his marketing, branding, investor and public relations services. The Company also agreed, during the term of the Consulting Agreement, to issue Mr. Lenigas such number of shares of common stock equal to two percent of the total shares then issued and outstanding upon the Company’s common stock reaching a market capitalization (as defined in the Consulting Agreement) of $76 million for ten consecutive trading days, and an additional two percent for each additional $76 million market capitalization achieved for ten consecutive trading days, up to a market capitalization of $380 million. In addition, should the Company, during the consulting term or for a period of six months thereafter, enter into a transaction that constitutes a change of control in which the enterprise value (as defined in the Consulting Agreement) of the Company equals or exceeds, $500 million, then the Company agreed to pay Mr. Lenigas a bonus equal to 5% of such enterprise value. The Consulting Agreement has a term of two years, and may be terminated by either party after one year upon 30 days’ prior written notice.

The foregoing description of the terms of the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Consulting Agreement, which is filed herewith as Exhibit 10.01 and is incorporated herein by reference.

Item 8.01 Other Events.

On February 11, 2019, the Company issued a press release announcing the appointment of Mr. Lenigas to the Board, as discussed above. A copy of the press release that discusses these matters is filed as Exhibit 99.01 to, and incorporated by reference in, this report.

The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.01, is furnished pursuant to, and shall not be deemed to be “filed” for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 8.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Consulting Agreement, dated February 5, 2019, by and between Generation Alpha, Inc. and David Lenigas
99.01	Press Release, dated February 11, 2019, issued by Generation Alpha, Inc.*

* Furnished herewith.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERATION ALPHA, INC.

Date: February 11, 2019	By:	/s/ TIFFANY DAVIS
Tiffany Davis
Chief Operating Officer

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